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                                                                     Exhibit 1.1

                           BANK OF THE OZARKS, INC.
                              1,331,700 Shares*
                                 Common Stock
                               ($.01 Par Value)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  July ___, 1997

STEPHENS INC.
As Representative of the Several Underwriters
111 Center Street
Little Rock, Arkansas 72201

Gentlemen:

     Bank of the Ozarks, Inc., an Arkansas corporation (the "Company") together with the Company's shareholders named on the signature page hereof (collectively the "Selling Stockholders") confirm their agreement with the several underwriters (the "Underwriters") for whom you are acting as representative (the "Representative") to issue and sell an aggregate of 1,331,700 shares of the Company's common stock, par value $.01 per share (the "Underwritten
Shares") to the Underwriters.   The common stock is more fully described in the
Registration Statement and the Prospectus hereinafter mentioned.

     For the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, the Company proposes to grant to the Underwriters the option (the "Option") described in Section 2 hereof to purchase all or any part of 199,755 shares of common stock (the "Option Shares") owned by it. The Underwritten Shares and the Option Shares purchased pursuant to this Underwriting Agreement are herein called the "Shares" and the proposed offering of the Shares by the Underwriters is hereinafter referred to as the "Public Offering."

     The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Act"), and published rules and regulations adopted by the Commission under the Act (the "Rules"), a registration statement on Form S-1 ("Form S-1") (File No. 333-27641), including a preliminary prospectus, relating to the Shares, and such amendments to such registration statement as may have been filed with the Commission to the date of this Agreement. The term "preliminary prospectus " means any preliminary prospectus (as referred to in Rule 430 or Rule 430A of the Rules) included at any time as a part of the registration

--------------------
     *  Plus up to 199,755 additional shares to cover over-allotments; if any.

statement. The Company has furnished to the Representative copies of such registration statement, each amendment to it filed by the Company with the Commission and each preliminary prospectus filed by the Company with the Commission and any other offering materials used by the Company. If such registration statement has not become effective, a further amendment (the "Final Amendment") to such registration statement, including a form of final prospectus, if necessary to permit such registration statement to become effective, will promptly be filed by the Company with the Commission. If such registration statement has become effective, a final prospectus (the "Rule 430A Prospectus") containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules will promptly be filed by the Company with the Commission in accordance with the Rules. The registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A, is called the "Registration Statement." The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules, or if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date.

     Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934 (the "Exchange Act") after the Effective Date or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

     As the Representative, you have advised the Company (a) that you are authorized to enter into this Underwriting Agreement on behalf of the several Underwriters and (b) the Underwriters are willing, acting severally and not jointly, to purchase the amounts of the Underwritten Shares set forth opposite their respective names in Schedule I hereto, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment Option in whole or in part for the accounts of the several Underwriters.

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the Company and the Underwriters hereby agree as follows:


     1.  Representations, Warranties and Agreements of the Company.

     (a) The Company and George G. Gleason, II (in his individual capacity) jointly and severally represent and warrant to, and agree with, each Underwriter as follows:

          (i) The Company has been duly organized, is in compliance with its Amended and Restated Articles of Incorporation, and is validly existing as a corporation in good standing under the laws of the State of Arkansas, with full power and authority (corporate and other) to own

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its properties and conduct its business as described in the Registration
Statement and Prospectus; all significant subsidiaries (as defined by the Act) of the Company (each, a "Subsidiary" and collectively, the "Subsidiaries") have been duly incorporated, will be, and are validly existing as a banking association or corporation, as the case may be, in good standing under the laws of the jurisdiction of its association or incorporation, as the case may be, with full power and authority (corporate and other) to own or lease its properties and conduct its business; the Company and the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business or the ownership or lease of their properties requires such qualifications; all of the outstanding shares of capital stock of each Subsidiary are owned by the Company and have been duly and validly authorized and issued, are fully paid and non-assessable.

          (ii) The outstanding shares of common stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Shares are duly and validly authorized, and, to the extent any portion of the Shares has not yet been issued, when issued and paid for as contemplated herein, will be fully paid and non-assessable; and no preemptive or other restrictive rights of any holder of any class of the Company's stock exist with respect to the Shares or the issue and sale thereof, except where the same shall have been waived in writing by the holders thereof prior to the date hereof.

          (iii)  The Shares conform with the statements
concerning them in any preliminary prospectus, the Prospectus and the Registration Statement. As of the Closing Date (as defined below) and any Option Closing Date (as defined below), if applicable, the Company will have the authorized capitalization set forth under the caption "Use of Proceeds and Capitalization" and "Description of Capital Stock" in the Prospectus. No further corporate approval or authority on behalf of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

          (iv) Any preliminary prospectus, the Prospectus and the Registration Statement have been carefully prepared by the Company in conformity with the requirements of the Act and the Rules, including Form S-1. The Registration Statement has been filed with the Commission under the Act.

          (v) Neither the Commission nor any other agency, body, authority, court or arbitrator of competent jurisdiction has, by order or otherwise, prohibited or suspended the use of any preliminary prospectus or the Prospectus relating to the proposed offering of the Shares or instituted proceedings for that purpose. The Registration Statement, the Prospectus and any preliminary prospectus and any amendments or supplements thereto at the time they became or become effective or were filed or are filed with the Commission contained or will contain all statements which are required to be stated therein by, and in all material respects conformed or will conform to the requirements of, the Act and the Rules. Neither the Registration Statement, nor any preliminary prospectus nor any amendment thereto, and neither the Prospectus nor any supplement thereto, as of its date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the

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Registration Statement or any preliminary prospectus or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, expressly for use in the preparation thereof.

          (vi) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, present fairly the consolidated financial position and the consolidated results of operations of the Company and the Subsidiaries consolidated, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The Summary Consolidated Financial Data and the Selected Consolidated Financial Data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements from which they were derived.

          (vii) There is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before any court or administrative or governmental agency or other body which might (A) result in any material adverse change in the condition (financial or otherwise), or in the earnings, business, affairs, properties, business prospects or results of operations of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (B) affect the performance of this Agreement or the consummation of the transactions herein contemplated, except as disclosed in the Registration Statement and for which the Company maintains a reserve in an amount which is adequate to cover potential liabilities.

          (viii) The Company and each Subsidiary has good and marketable title to all of the material properties and assets reflected in the financial statements hereinabove described or as described in the Prospectus as being owned by them, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those securing indebtedness described in such financial statements or as described in the Prospectus or which do not materially affect the present or proposed use of such properties or assets. The Company and the Subsidiaries occupy their leased properties under valid, subsisting and binding leases with only such exceptions as in the aggregate are not material and do not interfere with the conduct of the business of the Company.

          (ix) The Company and each Subsidiary have filed all Federal, State and foreign tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due.

          (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, (A) there has not been any material adverse change in the condition (financial or otherwise), or in the earnings, business, affairs, properties, business prospects or results of operations of the Company and the Subsidiaries taken as a whole nor does the Company have knowledge of any such change that is threatened, (B) there has

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not been any transaction entered into by the Company or the Subsidiaries that is material to the earnings, business, affairs, properties, business prospects or operations of the Company, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement and the Prospectus, as they may be amended or supplemented, and (C) there has not been any material change in the capital stock, long term debt or material liabilities of the Company. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Registration Statement and the Prospectus.

          (xi) Neither the Company nor any of the Subsidiaries individually or in the aggregate are in breach or violation of or default under any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which it is a party or by which it or any of its properties is bound and which default may result in a material adverse change in the condition (financial or otherwise) or in the earnings, business, affairs, properties, business prospects or results of operations of the Company and the Subsidiaries taken as a whole. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach or violation of any of the material terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Company's Articles of Incorporation or by-laws or any law, decree, order, rule, writ, injunction or regulation applicable to the Company or any Subsidiary of a court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

          (xii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and performance of its obligations hereunder (except such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) have been obtained or made and is in full force and effect.

          (xiii) The Company and each Subsidiary hold all material licenses, authorizations, charters, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and neither the Company nor any Subsidiary has received notice of any proceeding relating to the revocation or modification of any of such licenses, authorizations, charters, certificates or permits. The Company and the Subsidiaries own or otherwise possess rights to use the licenses, inventions, copyrights, trademarks, service marks and trade names presently employed by them in connection with the business now operated by them, and neither the Company nor any Subsidiary has infringed or received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing.

          (xiv) Each of Moore Stephens Frost and Baird, Kurtz & Dobson, who have certified certain of the financial statements filed with the Commission and included as part of the Registration Statement and Prospectus, are independent public accountants within the meaning of the Act, the Rules and Regulation S-X of the Commission and Rule 101 of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

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          (xv)    There are no agreements, contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or required by Form S-1 to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (xvi) No labor dispute exists or is imminent with the Company's employees or with employees of any Subsidiary which could materially adversely affect the condition (financial or otherwise), earnings, business, affairs, properties, business prospects or results of operations of the Company.

          (xvii) Except as contemplated by Section 2 hereof and as disclosed in the Prospectus and permitted by the Rules, the Company has not (itself or through any person) taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to, cause or result in a violation of Section 5 of the Act or Rule 10b-6 under the Exchange Act ("Rule 10b-6") or in stabilization or manipulation of the price of the Company's common stock.

          (xviii) This Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, subject to all applicable bankruptcy, insolvency, moratorium, receivership, and other laws relating to or affecting the rights of creditors generally and subject to the discretion of a court of equity in administering any such rights or remedies.

          (xix) Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject, which violation might have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, properties, business prospects or the results of operations of the Company and its Subsidiaries taken as a whole.

     (b) Each Selling Stockholder further represents and warrants to, and agrees with each Underwriter as follows:

          (i) As of the Effective Date, the Selling Stockholder shall be the lawful owner of the number of Shares to be sold by him, her or it, and has or at such time or times, as required, will have, good and marketable title to all such Shares, free of all restrictions on transfer (other than those imposed by the Act, the Company's Articles of Incorporation and by-laws and the securities or Blue Sky laws of certain jurisdictions), liens, encumbrances, security interests and claims whatsoever, except where the same shall have been waived in writing prior to the date hereof.

          (ii) The Selling Stockholder has full legal right, power and authority, and has obtained any approvals required by law or pursuant to any agreement or instrument to which the Selling Stockholder is a party, to enter into this Underwriting Agreement, and this Underwriting Agreement has been duly executed and delivered by the Selling Stockholder.

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          (iii)  Upon delivery of payment for the Shares to be sold by the
Selling Stockholder pursuant to this Underwriting Agreement, good and marketable title to such Shares will pass, free of all restrictions on transfer (other than those imposed by the Act, the Company's Articles of Incorporation and the securities or Blue Sky laws of certain jurisdictions), liens, encumbrances, security interests and claims whatsoever, to the several Underwriters.

          (iv) The Selling Stockholder has not taken, nor will he, she or it take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares owned by the Selling Stockholder pursuant to the distribution contemplated by this Underwriting Agreement.

          (v) The Selling Stockholder will pay or cause to be paid all transfer taxes, if any, with respect to the Shares to be sold by the Selling Stockholder.

     (c) Any certificate signed by any officer of the Company or any Selling Stockholder, as the case may be and delivered to you or counsel for the Representative shall be deemed a representation and warranty by the Company or such Selling Stockholder to the Underwriters as to the matters covered thereby.

     2. Purchase, Sale and Delivery of the Underwritten Shares. On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree, severally, and not jointly, to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase, at a price of $________ per share, the number of the Underwritten Shares set forth opposite the name of each Underwriter in Schedule I attached hereto, subject to adjustment in accordance with Section 10 hereof. Subject to the above, the Company has hereby agreed to sell to the Underwriters 700,000 of said Underwritten Shares and the Selling Stockholders have agreed to sell to the Underwriters 631,700 of said Underwritten Shares, all as specifically set forth in Schedule I.

     Payment for the Underwritten Shares shall be made by certified or bank cashier's checks in clearing house funds (which will be next day funds) or, upon mutual agreement of the parties, by wire transfer of U.S. Funds to designated accounts of the Company and the Selling Stockholders, as appropriate, drawn to the order of the Company and the Selling Stockholders, respectively, against delivery of certificates for the Shares to the Representative for the accounts of the several Underwriters. Delivery of certificates shall be to the Representative at 111 Center Street, Little Rock, Arkansas 72201 or such other place as the Representative may reasonably request. Payment will be made at 111 Center Street, Little Rock, Arkansas 72201, or at such other place as shall be agreed upon by the Representative and the Company, at 8:00 A.M., Central Time, on the fourth business day after the Effective Date (assuming that the time of effectiveness is after 3:00 P.M., Central Time on the Effective Date) and otherwise, at 10:00 A.M., Central Time, on the third business day after the Effective Date, or at such other time and date not later than six days after the Effective Date as you and the Company shall agree upon, such time and date of payment being

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herein referred to as the "Closing Date." The certificates for the Underwritten
Shares will be delivered in such denominations and in such registrations as the Representative requests in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection in the offices of the Representative in Little Rock, or such other place as the Representative may reasonably request, at least one full business day prior to the Closing Date.

     In addition, on the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an Option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The Option may be exercised in whole or in part at any time upon written notice (or oral notice, subsequently confirmed in writing) given not less than 30 days following the date of this Underwriting Agreement, by you, as the Representative of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the Option and the names and denominations in which the Option Shares are to be registered. Closing of the purchase of the Option Shares, if any, shall occur no later than four business days following the date upon which notice of exercise of the Option is given to the Company. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion as the total number of Underwritten Shares being purchased by such Underwriter bears to the total number of Underwritten Shares being purchased by all Underwriters as a group, as more particularly indicated on Schedule I, subject to adjustment in accordance with Section 10 and as adjusted by you in such manner to avoid fractional shares. The Option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters.
You, as the Representative, may cancel such Option at any time prior to its expiration by giving written notice (or oral notice, subsequently confirmed in writing) of such cancellation to the Company. To the extent, if any, that the Option is exercised, payment for the Option Shares shall be made at such closing by certified or bank cashier's checks in clearing house funds (which will be next day funds) or, upon mutual agreement of the parties, by wire transfer of U.S. Funds to a designated account of the Company, drawn to the order of the Company.

     3. Offering by the Underwriters. It is understood that the Public Offering of the Underwritten Shares is to be made as soon as the Representative deems it advisable to do so after the Registration Statement has become
effective.   The Underwritten Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Shares, in accordance with an Agreement Among Underwriters which has been entered into among you and the several other Underwriters.

     4.  Covenants of the Company.

     (a) The Company covenants and agrees with the several Underwriters that:

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          (i)   The Company will use its best efforts to cause the Registration
Statement to become effective and will not, either before or after effectiveness, file any amendment thereto or supplement to the Prospectus (including a Prospectus filed pursuant to Rule 424(b) which differs from the Prospectus on file at the time the Registration Statement becomes effective) of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Act or Rules.

          (ii) The Company will advise the Representative promptly of any request of the Commission or other securities regulatory agency ("Other Securities Regulator") for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, or comparable action taken or initiated by any Other Securities Regulator, and the Company will use its best efforts to prevent the issuance of any stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

          (iii) The Company will cooperate with the Representative in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (including foreign jurisdictions) as the Representative reasonably may have designated in writing, and will make such applications, file such documents and furnish such information as may be reasonably required for that purpose; provided however, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.

          (iv) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any preliminary prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative on the Effective Date and thereafter from time to time during the period when delivery of a Prospectus is required under the Act as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative at or before the Closing Date, one signed copy of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement, and of all amendments thereto, as the Representative may reasonably request.

          (v) If during the period in which a Prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, with the concurrence of the Company and its counsel, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will notify the Representative and, subject to the Representative's prior review, prepare and file with the Commission and any appropriate Other Securities Regulator an appropriate amendment or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

          (vi) The Company will make generally available to its security holders in the manner contemplated by Rule 158(b) under the Act, as soon as it is practicable to do so, but in any event not later than the forty-fifth day after the fiscal quarter first occurring one year after the Effective Date, an earnings statement (which need not be audited) in reasonable detail covering a period of at least twelve consecutive months beginning after the Effective Date, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and will advise you in writing when such Statement has been so made available.

          (vii) The Company will, for a period of five years from the Closing Date, deliver to the Representative copies of annual reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act, as amended. The Company will deliver to the Representative similar reports with respect to any significant subsidiaries, as that term is defined in the Rules, which are not consolidated in the Company's financial statements.

          (viii) As soon as the Company is advised thereof, it will advise the Representative, and confirm the advice in writing, that the Registration Statement and any amendments shall have become effective.

          (ix) The Company will use the net proceeds from the sale of the Shares in the manner forth in the Prospectus under the caption "Use of Proceeds."

          (x) Other than as permitted by the Act and the Rules, the Company will not distribute any prospectus or offering materials in connection with the offering and sale of the Shares.

          (xi) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for its common stock.

          (xii) Except as contemplated hereby or by the Prospectus, the Company will not, for a period of 180 days after the Effective Date of the Registration Statement, offer to sell, contract to sell, sell or otherwise dispose of any shares of the Company's common stock or securities convertible into shares of the Company's common stock without your prior written consent. Furthermore, the Company will cause each officer and director of the Company (as set forth in the Prospectus) to furnish to you, on or prior to the execution of this Underwriting Agreement, a letter or letters, in form and substance satisfactory to counsel for Underwriters, pursuant to which each such person shall agree not to offer for sale, sell, distribute or otherwise dispose of any shares of common stock of the Company during the 180 days following the Effective Date, except with your written consent. The Company will also cause each employee of the Company who purchases any

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of the Shares in the Public Offering to furnish to you, prior to closing, letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to sell, transfer, assign or hypothecate such Shares for a period of three months following the Effective Date.

     The foregoing covenants and agreements shall apply to any successor of the Company, including without limitation, any entity into which the Company might convert or merge.

     5. Costs and Expenses. Whether or not the Registration Statement becomes effective, the Company and the Selling Stockholders (to the extent of their prorata share based on the number of Shares sold by each) will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Underwriting Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to Underwriters copies of the Registration Statement, preliminary prospectus, the Prospectus, this Underwriting Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaire and Power of Attorney, and the Blue Sky Survey and any supplements thereto; the filing fees of the Commission; the filing fees and expenses incident to securing any required review by the NASD of the terms of the sale of the Shares; the filing or listing fees imposed with respect to listing of the Shares on The Nasdaq Stock Market's National Market, and the expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws and the laws of any foreign jurisdiction. Any transfer taxes imposed on the sale of the Shares to the Underwriters will be paid by the Company. Neither the Company nor the Selling Stockholders shall be required to pay for any of the Underwriters' expenses (other than those related to qualification under State securities or Blue Sky laws) except that, if this Underwriting Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Underwriting Agreement is terminated by the Representative pursuant to Section 6 hereof (other than by reason of the failure of the events described in the first sentence of Section 6(d)), or by reason of any failure, refusal or inability on the part of the Company or any of the Selling Stockholders to perform any undertaking or satisfy any condition of this Underwriting Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms is due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for all of their actual, accountable out-of-pocket costs and expenses, including reasonable attorneys' fees and out-of-pocket expenses, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     6. Conditions of Obligations of the Underwriters. The obligations of the several Underwriters are subject to the accuracy, as of the Closing Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, and to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

     (a) The Registration Statement shall have become effective not later than _____ P.M., Central Time, on ___________, 1997, unless a later time and date is agreed to by the Representative, and no stop order or other order suspending the effectiveness thereof or the qualification of the Shares under the state securities or Blue Sky laws of any jurisdiction shall have been issued and no proceeding for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission or any Other Securities Regulator. If the Company has elected to rely upon Rule 430A of the Rules, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing Pursuant to Rule 424(b) of the Act within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A under the Act. All requests for additional information on the part of the Commission or any other government or regulatory authority with jurisdiction (to be included in the Registration Statement or Prospectus or otherwise) shall be complied with to the satisfaction of the Commission or such authorities.

     (b) The Representative shall have received on the Closing Date and any Option Closing Date the opinion of Rose Law Firm, a Professional Association, counsel for the Company and the Selling Stockholders, dated the Closing Date and any Option Closing Date, addressed to the Underwriters in form and substance satisfactory to Giroir, Gregory, Holmes & Hoover, PLC, counsel to the Underwriters, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Arkansas with corporate power and authority to own its properties and conduct its business as described in the Prospectus; each of the Subsidiaries is validly existing as a state banking corporation in good standing under the laws of the jurisdiction of its organization, and has corporate power and authority to own its properties and conduct its business as described in the Prospectus; each of the Company and the Subsidiaries is duly qualified to transact business in all jurisdictions in which the conduct of its business or the location of the properties owned or leased by it requires such qualification; and all of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and except as set forth in the Prospectus and the Registration Statement and except for directors' qualifying shares, if any, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

          (ii) The Company has authorized or outstanding the capital stock set forth under the caption "Use of Proceeds and Capitalization" in the Prospectus; the outstanding shares of its capital stock have been duly authorized and validly issued and are fully paid and non-assessable; all of the Shares conform to the description thereof contained in the Prospectus; the certificates for the Shares are in due and proper form, the portion of the Underwritten Shares and the Option Shares, if any, to be sold pursuant to this Underwriting Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this

Underwriting Agreement; no preemptive or other restrictive rights of any holder of any class of the Company's capital stock exist with respect to any of the Shares or the issue and sale thereof, except as has been waived in writing by such persons prior to the date of this Underwriting Agreement, and the issued and outstanding common stock of each Subsidiary of the Company is owned as described in the Registration Statement and is validly issued, fully paid and nonassessable.

          (iii) The Registration Statement has become effective under the Act and to the best knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

          (iv) The Registration Statement, all preliminary prospectuses, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the Rules, except that such counsel need express no opinion as to the financial statements, schedules and other statistical and financial information included therein.

          (v) The statements under the caption "Description of Capital Stock" in the Prospectus that constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly represent the material information required with respect to such documents and matters.

          (vi) Any holders of securities of the Company who have rights to the registration of shares of common stock or other securities because of the filing of the Registration Statement by the Company have waived such rights in writing.

          (vii) To the best knowledge of such counsel, after due inquiry, except as set forth in the Registration Statement and Prospectus, no holders of common stock or other securities of the Company have registration rights with respect to such securities.

          (viii) To the best knowledge of such counsel, after due inquiry, there are no contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or Prospectus which are not so filed or described as required, and such contracts and statements as are summarized in the Registration Statement or Prospectus are fairly summarized in all material respects consistent with the requirements of the Act and Rules.

          (ix) To the best knowledge of such counsel, after due inquiry, there are no legal, regulatory or administrative proceedings pending or threatened against the Company or any Subsidiary which may be material to the earnings, business, affairs, properties, business prospects or operations of the Company and its Subsidiaries considered as a whole, except as set forth in the Prospectus.

          (x) This Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Selling Stockholders and is a valid and binding obligation of the Company and the Selling Stockholders enforceable against the Company and the Selling Stockholders in accordance with its terms, subject to all applicable bankruptcy, insolvency, moratorium, receivership and other laws relating to or affecting the rights of creditors generally and subject to the discretion of a court of equity in administering any such rights or remedies.

          (xi) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Underwriting Agreement and the consummation of the transactions herein contemplated (other than required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

          (xii) The Company and the Subsidiaries hold all material licenses, certificates and permits from governmental authorities that are necessary for the conduct of their respective businesses.

     In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement or any amendment thereto at the time the Registration Statement or amendment became effective or the Prospectus or any amendment or supplement thereto as of their respective dates contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, such firm may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

     (c) The Representative shall have received from Giroir, Gregory, Holmes and Hoover, PLC, counsel to the Underwriters, an opinion dated the Closing Date, substantially to the effects specified in subparagraphs (iii) and (iv) of paragraph (b) of this Section 6, and that the Company is a validly organized and existing corporation under the laws of the State of Arkansas. In rendering such opinion, Giroir, Gregory, Holmes & Hoover, PLC may rely as to all matters governed other than by the Federal laws on the opinion of counsel referred to in paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Prospectus or any amendment or supplement thereto as of their respective dates contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, such firm may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

     (d) The Representative shall have received at or prior to the Closing Date from Giroir, Gregory, Holmes & Hoover, PLC a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Underwritten Shares under the state securities or Blue Sky laws of such jurisdictions as the Representative may reasonably have requested.

     (e) The Representative shall have received on the Closing Date and any Option Closing Date signed letters from each of Moore Stephens Frost and Baird, Kurtz & Dobson addressed to the Underwriters dated as of the Effective Date and again dated as of the Closing Date and any Option Closing Date, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus. All such letters shall be in form and substance satisfactory to the Representative and Giroir, Gregory, Holmes & Hoover, PLC, counsel to the Underwriters.

     (f) The Representative shall have received on the Closing Date and any Option Closing Date a certificate of the Chairman of the Board of Directors and the Chief Financial Officer of the Company, respectively, to the effect that, as of the Closing Date and any Option Closing Date, each of them severally represents as follows:

          (i) (1) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date and any Option Closing Date, as the case may be, and (2) the Company has complied with all the agreements and has satisfied all of the conditions on its part to be performed or satisfied at or prior to the Closing Date and any Option Closing Date, as the case may be.

          (ii) (1) the Registration Statement has become effective under the Act; (2) no stop order suspending the effectiveness of the Registration Statement or the use or effectiveness of the Prospectus has been issued; (3) no proceedings for such purpose have been taken or, to his knowledge, are contemplated by the Commission or any Other Securities Regulator; and (4) all requests for additional information on the part of the Commission or any Other Securities Regulator have been complied with.

          (iii) He has carefully examined the Registration Statement and the Prospectus and, in his opinion, since the Effective Date, no event has occurred which should have been set forth in a supplement to or an amendment to the Prospectus which has not been so set forth in such supplement or amendment.

     (g) The Underwriters shall have received from each of the Selling Stockholders on the Closing Date, certificates dated as of the Closing Date, to the effect as follows:

          (i) The representations and warranties of the Selling Stockholder in this Underwriting Agreement are true and correct as of the Closing Date; and

          (ii) The Selling Stockholder has in all material respects complied with all the agreements and have satisfied all of the conditions on his, her or its part to be performed or satisfied at or prior to the Closing Date.

     (h) The Company and the Selling Stockholders shall have furnished to the Representative such additional information and further certificates and documents confirming the representations and warranties contained herein and related matters as the Representative may reasonably have requested.

     (i) Since the respective dates as of which information is given in the Prospectus, there shall not have occurred any material adverse change in the condition (financial or otherwise), or in the earnings, business, affairs, properties, business prospects or results of operations of the Company or any Subsidiary, whether or not arising in the ordinary course of business.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and Giroir, Gregory, Holmes & Hoover, PLC, counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing or by confirmed telefax at or prior to the Closing Date. In such event, the Company, the Selling Stockholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7. Conditions of the Obligations of the Company and the Selling Stockholders. The obligations of the Company and the Selling Stockholders to sell and deliver the Shares are subject to the conditions that (a) at or before _____ P.M., Central Time, on _________________, or such later time and date as the Company and the Representative may from time to time consent to in writing or by confirmed telefax, the Registration Statement shall have become effective, and (b) at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened. If either of the Conditions hereinabove provided for in this
Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Company and the Selling Stockholders by notifying the Representative of such termination in writing or by confirmed telefax at or prior to the Closing Date.

     8.  Indemnification.

     (a) The Company and George G. Gleason, II (in his individual capacity) jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, the Rules and the Exchange Act from and against any and all losses, claims, damages, liabilities, joint or several, and all expenses (including costs of investigation and legal expenses) to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company and Mr.

Gleason will reimburse each Underwriter and each such controlling person for legal and other expenses incurred in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor Mr. Gleason will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus, or such amendment or supplement, in reliance upon or in conformity with written information furnished to the Company by or through the Representative specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have.

     Notwithstanding the above, Mr. Gleason shall be liable to all persons under the indemnity agreement contained in this Section 8(a) and for breaches of the representations and warranties contained in Section 1 hereof only for an aggregate amount not exceeding the net proceeds received by him from the sale of Shares hereunder.

     (b) The Selling Stockholders, other than Mr. Gleason in light of his agreement pursuant to Section 8(a) above, jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter, within the meaning of the Act, the Rules and the Exchange Act, from and against any losses, claims, damages, or liabilities, joint or several (or actions or proceedings in respect thereof) and all expenses (including costs of investigation and legal expenses) to which such Underwriters or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, in each case to the extent, but only to the extent, that either (A) such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use therein or (B) such Selling Stockholder, as of the date of any Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto in issue, possessed actual knowledge that such statement was untrue or possessed actual knowledge of the information that had been omitted or was alleged to be omitted; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use in the preparation thereof.

     Notwithstanding the above, each Selling Stockholder shall be liable to all persons under the indemnity agreements contained in this Section 8(b) and for breaches of its representations contained in Section 1 hereof only for an aggregate amount not exceeding the net proceeds received by such Selling Stockholder from the sale of Shares hereunder.

     (c) Each Underwriter will indemnify and hold harmless the Selling Stockholders, the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Act, the Rules and the Exchange Act, from and against any losses, claims, damages, liabilities or expenses to which the Selling Stockholders, the Company or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Selling Stockholders, the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in such case only to the extent that such untrue statement, or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative expressly for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action or proceeding is brought against any party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, the indemnified party, at any time after such assumption of defense by the indemnifying party, shall be entitled to participate in such defense and to engage separate counsel (at the indemnifying party's expense) if, in the indemnified party's reasonable belief, a conflict of interest exists with counsel engaged by the indemnifying party.

     (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable to an indemnified party under subsection (a),
(b) or (c) above in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the parties in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders bears to the underwriting discounts and commissions received by the Underwriters. The relative fault of a party shall be determined by reference to, among other things, whether the true or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by each party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any such action or claim.

     The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute shall be several in proportion to their respective underwriting obligations and not joint.

     (f) In any proceeding relating to the Registration Statement, any preliminary prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements of the Selling Stockholders, the Company and officers of the Company herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriters or any controlling person, or by or on behalf of the Selling Stockholders, the Company or any of its officers, directors or controlling persons, and shall survive delivery of the Underwritten Shares and, if applicable, the Option Shares to the Representative or termination of this Underwriting Agreement.

     10. Default by Underwriters. If any Underwriter shall fail to purchase and pay for the Shares which such Underwriter has agreed to purchase and pay for hereunder (otherwise than by reason of any default on the part of the Company or any of the Selling Stockholders), you, as the Representative of the Underwriters, shall use your best efforts to procure within twenty-four hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Stockholders such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such twenty-four hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Shares with respect to which such result shall occur does not exceed 10% of the Shares which the Underwriters are obligated to purchase hereby, the other Underwriters shall be obligated, severally, in proportion to the respective number of shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Shares with respect to which such default shall occur exceeds 10% of the Company's and the Selling Stockholders' common stock covered hereby, the Company and the Selling Stockholders or you, as the Representative of the Underwriters will have the right, by written notice given within the next twenty-four hour period to the parties to this Underwriting Agreement, to terminate this Underwriting Agreement without liability on the part of the non-defaulting Underwriters or of the Company and the Selling Stockholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the time of closing may be postponed for such period, not to exceed seven days, as you, as the Representative, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriters" includes any person substituted for a defaulting Underwriter. Any action taken under Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Underwriting Agreement.

     11. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telefaxed and confirmed as follows: if to the Underwriters, to Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, Attention: Michael R. Smith; with a copy to
H. Watt Gregory, III, Giroir, Gregory, Holmes & Hoover, PLC, 111 Center
Street, Suite 1900, Little Rock, Arkansas, 72201; if to the Company or the Selling Stockholders, to Bank of the Ozarks, Inc., 425 West Capitol Avenue, Suite 3100, Little Rock, Arkansas 72201, Attention: George G. Gleason, II; with a copy to Les R. Baledge, Rose Law Firm, a Professional Association, 120 East Fourth Street, Little Rock, Arkansas 72201.

     12. Termination. This Agreement may be terminated by notice to the Company as follows:

     (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M., Central Time, on the first business day following the date on which the Registration Statement becomes effective;

     (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or a development involving a prospective material adverse change in or affecting particularly the condition, financial or otherwise, of the Company or the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, which would, in your reasonable judgment, materially impair the investment quality of the Shares, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable,
(iii) suspension of trading or general trading halts in securities on the New York Stock Exchange, the American Stock Exchange, The Nasdaq Stock Market or the over-the-counter market or limitation on prices (other than limitations on hours or numbers of days or trading) for securities on either such Exchange, The Nasdaq Stock Market or the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities, or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

     (c)  as provided in Sections 6 and 10 of this Agreement.

     13. Successors. This Agreement has been and is made solely for the benefit of the Underwriters, the Selling Stockholders, the Company and their respective successors, executors, administrators, heirs, and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "Successors" shall not include any purchaser of the Shares merely because of such purchase.

     14. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Underwriting Agreement and the representations, warranties and covenants of the Company and the Selling Stockholders in this Underwriting Agreement shall remain in full force and effect regardless of (a) any termination of this Underwriting Agreement, (b) any investigation made by or on behalf of the Underwriters or controlling person or (c) delivery of any payment for the Shares under this Underwriting Agreement.

     This Underwriting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Underwriting Agreement shall be governed by, and construed in accordance with, the laws of the State of Arkansas applicable to contracts made and performed within such State.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

                                 Very truly yours,


                                 BANK OF THE OZARKS, INC.


                                 By:
                                    ----------------------------------------
                                 Its:
                                     ---------------------------------------

                                 SELLING STOCKHOLDERS:



                                 -------------------------------------------
                                 George G. Gleason, II


                                 HOLT-ROSS CHILDREN'S TRUST #1

                                 HOLT-ROSS CHILDREN'S TRUST #2

                                 HOLT-ROSS CHILDREN'S TRUST #3

                                 HOLT-ROSS CHILDREN'S TRUST #4

                                 HOLT-ROSS CHILDREN'S TRUST #5

                                 HOLT-ROSS CHILDREN'S TRUST #6

                                 HOLT-ROSS GRANDCHILDREN'S TRUST



                                 By:
                                     -----------------------------------------
                                     George G. Gleason, II, Trustee for all
                                     of the above-referenced Trusts

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

STEPHENS INC., As Representative of the
Several Underwriters named in Schedule I



By:
   -----------------------------------
     Authorized Officer

                                   SCHEDULE I


                                   No. of Underwritten
Name                                     Shares
----                               -------------------
Stephens Inc.


                                   -------------------
TOTAL                                   1,331,700
                                   ===================



                   SHARES BEING SOLD BY SELLING STOCKHOLDERS
                   -----------------------------------------


Name of Selling Stockholder        No. of Underwritten
---------------------------              Shares
                                   -------------------

George G. Gleason, II                    316,900
                                   -------------------
Holt-Ross Children's Trust #1
                                   -------------------
Holt-Ross Children's Trust #2
                                   -------------------
Holt-Ross Children's Trust #3
                                   -------------------
Holt-Ross Children's Trust #4
                                   -------------------
Holt-Ross Children's Trust #5
                                   -------------------
Holt-Ross Children's Trust #6
                                   -------------------
Holt-Ross Grandchildren's Trust          133,300
                                   -------------------

TOTAL                                    631,700
                                   ===================